Exhibit 10.5

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, this “Security Agreement”), is made by AMERIGON INCORPORATED, a Michigan corporation (the “Company”), AMERIGON EUROPE GMBH, a German limited liability company (“Amerigon Germany”) and each Guarantor (terms used in the preamble and the recitals have the definitions set forth in or incorporated by reference in Article I) from time to time party to this Security Agreement (each individually, a “Grantor” and collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to that certain Credit Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, Amerigon Germany, the various financial institutions and other Persons from time to time party thereto, as lenders and the Administrative Agent, the Lenders have extended Commitments to make Loans to and maintain Loans with the Company and Amerigon Germany; and

WHEREAS, as a condition precedent to making and maintaining the Loans under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the L/C Issuer to make and maintain the Credit Extensions and to induce the Secured Parties to enter into Secured Hedge Agreements and Secured Cash Management Agreements, each Grantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amerigon Germany” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Account” is defined in clause (b) of Section 4.3.

“Company” is defined in the preamble.

“Computer Hardware and Software Collateral” means all of the Grantors’ right, title and interest throughout the world in and to:

(a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form;

(b) all software programs (including source code, object code and all related applications and data files), designed for use on the computers and electronic data processing hardware described in clause (a) above;

(c) all firmware associated therewith;

(d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

(e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Administrative Agent, that provides for the Administrative Agent to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all of the Grantors’ right, title and interest throughout the world in and to:

(a) all copyrights, registered or unregistered and whether published or unpublished, now or hereafter in force including copyrights registered in the United States Copyright Office and corresponding offices in other countries of the world, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation and all extensions and renewals of the foregoing (“Copyrights”), including the Copyrights which are the subject of a registration or application referred to in Item A of Schedule V;

(b) all express or implied Copyright licenses and other agreements for the grant by or to such Grantor of any right to use any items of the type referred to in clause (a) above (each a “Copyright License”), including each Copyright License referred to in Item B of Schedule V, to the extent permitted by any such Copyright License;

(c) the right to sue for past, present and future infringements of any of the Copyrights owned by such Grantor, and for breach or enforcement of any Copyright License; and

(d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Equity Interests, liquidating dividends paid on Equity Interests, shares (or other designations) of Equity Interests resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Equity Interests constituting Collateral.

“Filing Statements” is defined in Section 3.7(b).

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

“Grantor” and “Grantors” are defined in the preamble.

“Intellectual Property” means Trademarks, Patents, Copyrights, Trade Secrets and all other similar types of intellectual property under any Law, statutory provision or common Law doctrine in the United States or anywhere else in the world.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

“Owned Intellectual Property Collateral” means all Intellectual Property that is owned by and used in the business of each Grantor that is (a) not licensed to a Grantor pursuant to a Trademark License, Patent License or Copyright License set forth in Schedules III, IV or V; and (b) not in the public domain.

“Patent Collateral” means all of the Grantors’ right, title and interest throughout the world in and to:

(a) inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and all reissues, divisionals, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing (“Patents”), including each Patent and Patent application referred to in Item A of Schedule III;

(b) all Patent licenses, and other agreements for the grant by or to such Grantor of any right to use any items of the type referred to in clause (a) above (each a “Patent License”), including each Patent License referred to in Item B of Schedule III, to the extent permitted by any such Patent License;

(c) the right to sue third parties for past, present and future infringements of any Patent or Patent application, and for breach or enforcement of any Patent License; and

(d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

“Permitted Liens” means all Liens permitted by Section 7.01 of the Credit Agreement.

“Securities Act” is defined in Section 6.2(a).

“Security Agreement” is defined in the preamble.

“Security Agreement Supplement” is defined in Section 7.6.

“Termination Date” means the date on which all Obligations (other than contingent indemnification obligations) have been indefeasibly paid in full in cash, all Letters of Credit have been terminated or expired (or Cash Collateralized), all Secured Hedge Agreements have been terminated or have been otherwise provided for on terms reasonably satisfactory to the parties thereto, and all Commitments shall have been terminated.

“Trademark Collateral” means all of the Grantors’ right, title and interest throughout the world in and to:

(a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and corresponding offices in other countries of the world, and all common-Law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as “Trademarks”), including those Trademarks referred to in Item A of Schedule IV;

(b) all Trademark licenses and other agreements for the grant by or to such Grantor of any right to use any Trademark (each a “Trademark License”), including each Trademark License referred to in Item B of Schedule IV, to the extent permitted by any such Trademark License;

(c) all of the goodwill of the business connected with the use of, and symbolized by the Trademarks described in clause (a) and, to the extent applicable, clause (b);

(d) the right to sue third parties for past, present and future infringements or dilution of the Trademarks described in clause (a) and, to the extent applicable, clause (b) or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark License; and

(e) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

“Trade Secrets Collateral” means all of the Grantors’ right, title and interest throughout the world in and to:

(a) all common Law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how (collectively referred to as “Trade Secrets”) obtained by or used in or contemplated at any time for use in the business of a Grantor, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret;

(b) all Trade Secret licenses and other agreements for the grant by or to such Grantor of any right to use any Trade Secret (each a “Trade Secret License”) including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret License, to the extent permitted by any such Trade Secret License; and

(c) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3. UCC Definitions. When used herein the terms Account, Certificated Securities, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Promissory Notes, Securities Account, Security Entitlement, Supporting Obligations and Uncertificated Securities have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. Letters of Credit has the meaning provided in Section 5-102 of the UCC.

ARTICLE II

SECURITY INTEREST

SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of such Grantor’s right, title and interest in the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d) Deposit Accounts;

(e) Documents;

(f) General Intangibles;

(g) Goods;

(h) Instruments;

(i) Investment Property;

(j) Intellectual Property Collateral;

(k) Letter-of-Credit Rights and Letters of Credit;

(l) Supporting Obligations;

(m) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

(n) all Proceeds and products of the foregoing and, to the extent not otherwise included, (i) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) and (ii) all tort claims; and

(o) all other property and rights of every kind and description and interests therein.

Notwithstanding the foregoing, the term “Collateral” shall not include, and the grant of a security interest as provided hereunder shall not extend to:

(i) Investment Property consisting of Equity Interests of a non-U.S. Subsidiary of such Grantor, in excess of 66% of the voting Equity Interests of each such non-U.S. Subsidiary, except that such 66% limitation shall not apply to a non-U.S. Subsidiary that (x) is treated as a partnership under the Code or (y) is not treated as an entity that is separate from (A) such Grantor; (B) any Person that is treated as a partnership under the Code or (C) any “United States person” (as defined in Section 7701(a)(30) of the Code);

(ii) any asset, (x) the granting of a security interest in which would be void or illegal under any applicable governmental Law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset, or (y) which contains a valid and enforceable prohibition on the creation of a security interest therein so long as such prohibition remains in effect and is valid notwithstanding Sections 9-406 and 9-408 of the UCC; or

(iii) any patent set forth on Schedule VI.

SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Administrative Agent for the benefit of the Secured Parties is granted a security interest hereunder by (a) the Company, secures the payment and performance of all of the Obligations, (b) Amerigon Germany, secures the payment and performance of all of the Obligations to the extent attributable to the Amerigon Germany Term Loans and (c) each other Grantor, secures the payment and performance of all of the Obligations.

SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a) the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b) the exercise by the Administrative Agent of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4. Distributions on Pledged Shares. In the event that any Distribution with respect to any Equity Interests pledged hereunder is permitted to be paid (in accordance with Section 7.06 of the Credit Agreement), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution is made in contravention of Section 7.06 of the Credit Agreement, such Grantor, shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with Section 4.1.5.

SECTION 2.5. Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date has occurred. All rights of the

Secured Parties and the security interests granted to the Administrative Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document;

(b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or collateral securing, any Obligations;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations, by operation of law or otherwise; and to the fullest extent permitted by applicable Law, each Grantor waives any defense arising out of any such extension, compromise or renewal even though such extension, compromise or renewal may operate, pursuant to applicable Law, to impair or extinguish any right or remedy of any Grantor against any Collateral;

(d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise or any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise and shall not be subject to (and each Grantor hereby waives any right to or claim of) any of the foregoing;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any collateral or of any Person that is (or will become) a grantor (including the Grantors hereunder) of the Obligations, or any surrender, release, invalidity, impairment or non-perfection of any collateral (or any security interest therein), or any amendment to or waiver or release of or addition to, or consent to or departure from, any other collateral held by any Secured Party securing any of the Obligations;

(g) any change in the corporate existence, structure or ownership of the Grantors or any other Grantor of or other Person liable for any of the Obligations;

(h) any insolvency, bankruptcy, reorganization or other similar proceeding under any Debtor Relief Law affecting any Loan Party or its assets or any resulting release or discharge of any obligation of any Loan Party; or

(i) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Loan Party, any surety or any guarantor.

SECTION 2.6. Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party nor shall any Grantor seek or be entitled to seek any contribution or reimbursement from any Loan Party, in respect of any payment made under any Loan Document, in connection with any Collateral or otherwise, until following the Termination Date. Any amount paid to such Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Grantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1; provided that if such Grantor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against any Loan Party (or its successors or assigns, whether in connection with any proceeding under any Debtor Relief Law or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into the Credit Agreement and make and maintain Credit Extensions thereunder and enter into Secured Cash Management Agreements and Secured Hedge Agreements, the Grantors represent and warrant to each Secured Party as set forth below.

SECTION 3.1. As to Equity Interests of the Pledgors’ Subsidiaries, Investment Property.

(a) With respect to any Material Subsidiary of any Grantor that is:

(i) a corporation, business trust, joint stock company or similar Person, all Equity Interests issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable (or equivalent thereof to the extent applicable in the jurisdiction in which Equity Interests are issued), and represented by a certificate;

(ii) a limited liability company organized under the laws of any State of the United States, no Equity Interest issued by such Subsidiary expressly provides that such Equity Interest is a security governed by Article 8 of the UCC; and

(iii) a partnership or limited liability company, no Equity Interest issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, or (B) is held in a Securities Account, except, with respect to this clause (a)(iii), Equity Interests (1) for which the Administrative Agent is the registered owner or (2) that are subject to a Control Agreement entered into by such Grantor, the Administrative Agent and the issuer of such Equity Interest.

(b) Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor on the Closing Date to the Administrative Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent.

(c) With respect to Uncertificated Securities constituting Collateral (other than Uncertificated Securities credited to a Securities Account) owned by any Grantor, such Grantor has caused the issuer thereof either to (i) register the Administrative Agent as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor.

(d) The percentage of the issued and outstanding Equity Interests of each Subsidiary pledged by each Grantor hereunder is as set forth on Schedule I.

SECTION 3.2. Grantor Name, Location, etc.

(a) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A of Schedule II.

(b) Each location a secured party would have filed a UCC financing statement in the five years prior to the date hereof to perfect a security interest in Equipment, Inventory and General Intangibles owned by such Grantor is set forth in Item B of Schedule II.

(c) The Grantors do not have any trade names other than those set forth in Item C of Schedule II hereto.

(d) During the twelve months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization or otherwise acquired assets outside of the ordinary course of business, except as set forth in Item D of Schedule II hereto.

(e) Each Grantor’s state issued organizational identification number and federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item E of Schedule II hereto.

(f) No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(g) No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(h) No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(i) No Grantor has Commercial Tort Claims in which a suit has been filed by such Grantor, except as set forth on Item I of Schedule II.

(j) The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.

(k) Each Grantor has used its best efforts to obtain a legal, valid and enforceable consent of each issuer of any Letter of Credit to the assignment of the Proceeds of such Letter of Credit to the Administrative Agent and no Grantor has consented to, and is otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having control (within the meaning of Section 9-107 of the UCC) over, or any other interest in any of such Grantor’s rights in respect thereof.

SECTION 3.3. Ownership, No Liens, etc. Each Grantor has rights in or the power to transfer the Collateral, and each Grantor owns its Collateral free and clear of any Lien, except for any security interest (a) in the case of the Equity Interests of each Subsidiary pledged hereunder, created by this Security Agreement and (b) in all other Collateral (other than the Equity Interests of each Subsidiary pledged hereunder) that is a Permitted Lien. No effective financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Security Agreement, Permitted Liens (but only in the case of Collateral other than the Equity Interests of each Subsidiary pledged hereunder) or as to which a duly authorized termination statement relating to such financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date.

SECTION 3.4. Possession of Inventory, Control; etc.

(a) Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory in transit in the ordinary course of business, (ii) Equipment and Inventory that is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with the applicable Grantor) that has been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and on or prior to the Funding Release Date, or such later date as the Administrative Agent shall agree, has authenticated a record acknowledging that it holds possession of such Collateral for the Secured Parties’ benefit and waives any Lien held by it against such Collateral, and (iii) Instruments or Promissory Notes that have been delivered to the Administrative Agent pursuant to Section 3.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such

Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any Document for any such Equipment or Inventory, (iii) received notification of any Secured Party’s interest (other than the security interest granted hereunder) in any such Equipment or Inventory or (iv) any Lien on any such Equipment or Inventory.

(b) Each Grantor is the sole entitlement holder of its Securities Accounts and Commodities Accounts and no other Person (other than the Administrative Agent pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of such accounts or any other securities or property credited thereto.

SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Administrative Agent possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper constituting Collateral and owned or held by such Grantor on the Closing Date duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 3.6. Intellectual Property Collateral.

(a) In respect of the Intellectual Property Collateral:

(i) set forth in Item A of Schedule III hereto is a complete and accurate list of all issued and applied-for Patents owned by each Grantor, including those that have been issued by or are on file with the United States Patent and Trademark Office or corresponding offices in other countries of the world, and set forth in Item B of Schedule III hereto is a complete and accurate list of all Patent Licenses;

(ii) set forth in Item A of Schedule IV hereto is a complete and accurate list all registered and applied-for Trademarks owned by each Grantor, including those that are registered, or for which an application for registration has been made, with the United States Patent and Trademark Office or corresponding offices in other countries of the world, and set forth in Item B of Schedule IV hereto is a complete and accurate list all Trademark Licenses; and

(iii) set forth in Item A of Schedule V hereto is a complete and accurate list of all registered and applied-for Copyrights owned by each Grantor, including those that are registered, or for which an application for registration has been made, with the United States Copyright Office or corresponding offices in other countries of the world, and set forth in Item B of Schedule V hereto is a complete and accurate list of all Copyright Licenses, including an indication of which of those Copyright Licenses are exclusive licenses granted to such Grantor in respect of any Copyright that is registered with the United States Copyright Office.

(b) Except as disclosed on Schedules III through V, or otherwise disclosed to the Administrative Agent, in respect of each Grantor:

(i) to the best of such Grantor’s knowledge after due and diligent investigation and inquiry, the Owned Intellectual Property Collateral is valid, subsisting, unexpired and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part;

(ii) such Grantor is the sole and exclusive owner of the entire right, title and interest in and to the Owned Intellectual Property Collateral (subject to Permitted Liens), and no claim has been made that such Grantor is or may be, in conflict with, infringing, misappropriating, diluting, misusing or otherwise violating any of the rights of any third party or that challenges the ownership, use, protectability, registerability, validity, enforceability of any Owned Intellectual Property Collateral or, to such Grantor’s knowledge, any other Intellectual Property Collateral and, to such Grantor’s knowledge, there is no valid basis for any such claims;

(iii) such Grantor has made all filings and recordations that it has reasonably deemed appropriate to protect its interest in any Owned Intellectual Property Collateral that is material to the business of such Grantor, including recordations of all of its interests in the Patent Collateral, the Trademark Collateral and the Copyright Collateral in the United States Patent and Trademark Office, the United States Copyright Office and corresponding offices in other countries of the world, as appropriate;

(iv) such Grantor has taken all reasonable steps to safeguard its Trade Secrets and to its knowledge (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral;

(v) no action by such Grantor is currently pending which asserts that any third party is infringing, misappropriating, diluting, misusing or voiding any Owned Intellectual Property Collateral and, to such Grantor’s knowledge, no third party is infringing upon, misappropriating, diluting, misusing or voiding any Intellectual Property owned or used by such Grantor in any material respect, or any of its respective licensees;

(vi) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any Intellectual Property Collateral;

(vii) except for the Permitted Liens, such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property Collateral for purposes of granting a security interest or as collateral that has not been terminated or released;

(viii) such Grantor has executed and delivered to the Administrative Agent, Intellectual Property Collateral security agreements for all Copyrights, Patents and Trademarks owned by such Grantor, including all Copyrights, Patents and Trademarks on Schedules III, IV or V (as such schedules may be amended or supplemented from time to time);

(ix) such Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with any Trademarks and has taken all commercially reasonable action necessary to ensure that all licensees of any Trademarks owned by such Grantor use such adequate standards of quality;

(x) the consummation of the transactions contemplated by the Loan Documents will not result in the termination or material impairment of any of the Intellectual Property Collateral;

(xi) all employees, independent contractors and agents who have contributed to the creation or development of any Owned Intellectual Property Collateral have been a party to an enforceable “work for hire” and assignment agreement with such Grantor in accordance with applicable Laws, according and granting exclusive ownership of such Owned Intellectual Property Collateral to such Grantor; and

(xii) such Grantor owns directly or is entitled to use by license or otherwise, all Intellectual Property used in, reasonably necessary for or material to the conduct of such Grantor’s business.

SECTION 3.7. Validity, etc.

(a) This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations.

(b) Each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (or has authenticated and delivered to the Administrative Agent the Filing Statements suitable for filing in such offices) and has taken all other:

(i) actions necessary to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC, provided that entering into and delivering any Control Agreement shall be deemed reasonably necessary; and

(ii) actions reasonably necessary to perfect the Administrative Agent’s security interest with respect to any Collateral evidenced by a certificate of ownership.

(c) Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Administrative Agent on behalf of the Secured Parties to the extent that a security interest therein may be perfected by filing pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens that are senior by operation of Law (in which case such security interest shall be second in priority of right only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied).

SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either:

(a) for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b) for the perfection or maintenance of the security interests hereunder including the first priority (subject to Permitted Liens that are senior by operation of Law (in which case such security interest shall be second in priority of right only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied)) nature of such security interest (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office) or the exercise by the Administrative Agent of its rights and remedies hereunder; or

(c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement, or, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by Laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.9. Best Interests. It is in the best interests of each Grantor (other than the Company) to execute this Security Agreement inasmuch as such Grantor will, as a result of being a Subsidiary of the Company, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Company and Amerigon Germany by the Lenders pursuant to the Credit Agreement and the execution and delivery of the Secured Cash Management Agreements and Secured Hedge Agreements among the Loan Parties and certain Secured Parties, and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to make such Credit Extensions pursuant to the Credit Agreement to the Company and Amerigon Germany.

ARTICLE IV

COVENANTS

Each Grantor covenants and agrees that, until following the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1. As to Investment Property; Deposit Accounts, etc.

SECTION 4.1.1. Equity Interests of the Pledgors’ Subsidiaries. No Grantor will allow any of its Subsidiaries:

(a) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;

(b) that is a partnership or limited liability company, to (i) issue Equity Interests that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organization Documents that its Equity Interests are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Equity Interests in a Securities Account, except, with respect to this clause (b), Equity Interests (1) for which the Administrative Agent is the registered owner or (2) that are subject to a Control Agreement entered into by such Grantor, the Administrative Agent and the issuer of such Equity Interests; and

(c) to issue Equity Interests in addition to or in substitution for the Equity Interests pledged hereunder, except to such Grantor (and such Equity Interests are promptly pledged and delivered to the Administrative Agent pursuant to the terms of this Security Agreement).

SECTION 4.1.2. Certificated and Uncertificated Securities.

(a) Such Grantor will deliver all Certificated Securities that constitute Collateral owned or held by such Grantor to the Administrative Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent.

(b) Such Grantor will cause the issuer of any and all Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property and Collateral owned or held by such Grantor, to either (i) register the Administrative Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Securities without further consent by such Grantor.

SECTION 4.1.3. Deposit Accounts, Securities Accounts and Commodities Accounts. Such Grantor will:

(a) maintain all of its Deposit Accounts only with the Administrative Agent or with any depositary institution that has entered into a Control Agreement in favor of the

Administrative Agent; provided that such Grantor shall not be required to enter into and deliver Control Agreements for any account (i) maintained exclusively for the purpose of payroll, 401(k) and other retirement plans and employee benefits and healthcare benefits, (ii) maintained for the purpose of holding the cash collateral as provided for on Schedule 7.01 to the Credit Agreement or (iii) other Deposit Accounts with an aggregate balance of all funds in such Deposit Account not in excess of $300,000, individually, or $400,000 in the aggregate for all such Deposit Accounts at any time; and

(b) cause the intermediary maintaining any Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, to execute a Control Agreement relating to such Investment Property.

SECTION 4.1.4. Negotiable Documents, Instruments and Chattel Paper. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Administrative Agent possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent. No Grantor shall create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Administrative Agent indicating that the Administrative Agent has a security interest in such Chattel Paper.

SECTION 4.1.5. Distributions; Voting Rights; etc. Each Grantor agrees promptly upon receipt of notice of the occurrence of an Event of Default from the Administrative Agent and without any request therefor by the Administrative Agent, so long as such Event of Default shall continue:

(a) to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Distributions with respect to Investment Property that is Collateral, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Administrative Agent as additional Collateral; and

(b) with respect to Collateral consisting of general partner interests or limited liability company interests;

(i) to promptly modify its Organization Documents to admit the Administrative Agent as a general partner or member, as applicable;

(ii) so long as the Administrative Agent has notified such Grantor of the Administrative Agent’s intention to exercise its voting power under this clause, that the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(iii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be reasonably necessary to allow the Administrative Agent to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in this Section 4.1.5, such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Administrative Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair the value of any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.1.6. Continuous Pledge. Each Grantor will at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all Investment Property, all Distributions with respect thereto, all Payment Intangibles to the extent they are evidenced by a Document, Instrument, Promissory Note or Chattel Paper, and all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral.

SECTION 4.2. Change of Name, etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days’ prior written notice to the Administrative Agent.

SECTION 4.3. As to Accounts.

(a) Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b) Upon (i) the occurrence and during the continuance of an Event of Default and (ii) the delivery of written notice (unless an Event of Default pursuant to clause (f) of the definition thereof shall have occurred, in which case, no such notice shall be required) by the Administrative Agent to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit in a Deposit Account of such Grantor maintained with the Administrative Agent (together with any other Accounts pursuant to which any portion of the Collateral is deposited with the Administrative Agent, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such

Proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

(c) Following the delivery of notice pursuant to clause (b)(ii), the Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable.

(d) With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over such Collateral Account.

(e) The Administrative Agent will make available to the applicable Grantor all amounts in any Collateral Account upon the request of such Grantor, so long as no Event of Default has occurred and is then continuing (as certified by the Company to the Administrative Agent).

SECTION 4.4. As to Grantors’ Use of Collateral.

(a) Subject to clause (b), each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may request following the occurrence and during the continuance of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b) At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Administrative Agent may (i) revoke any or all of the rights of each Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c) Upon the request of the Administrative Agent following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense,

notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

(d) At any time following the occurrence and during the continuation of an Event of Default, the Administrative Agent may endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other Proceeds of any of the Collateral.

(e) No Grantor shall take or omit to take any action the taking or the omission of which would result in any impairment in the collectability of, or any other material impairment or alteration of, any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as otherwise provided in this Section 4.4.

SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a) such Grantor shall not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) itself or permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under the Trademark Collateral, (C) fail to employ the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, unless rights in such Trademark Collateral inure solely to Grantor and do not infringe or weaken the validity or enforceability of any of the Intellectual Property Collateral or (E) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor shall reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor, and the loss of such Intellectual Property Collateral would not have a Material Adverse Effect on the business;

(b) such Grantor shall promptly notify the Administrative Agent if it knows, or reasonably suspects, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such

Grantor’s ownership of any Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c) such Grantor shall inform the Administrative Agent (i) concurrently with the delivery of the Compliance Certificate by the Company with respect to fiscal quarters ending June and December of such Grantor or any of its agents, employees, designees or licensees filing an application with the United States Patent and Trademark Office or corresponding offices in other countries of the world with respect to the registration of any Patent or any Trademark or (ii) of such Grantor receiving, as owner or exclusive licensee, (A) within fifteen (15) days thereafter with respect to a material Copyright registration or (B) within thirty (30) days after the end of each fiscal year with respect to any other Copyright registration with the United States Copyright Office or corresponding offices in other countries of the world, and upon request of the Administrative Agent, promptly execute and deliver an Intellectual Property Security Agreement substantially in the form set forth as Exhibits A, B and C hereto and other documents as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Intellectual Property Collateral;

(d) such Grantor shall take all reasonably necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office and corresponding offices in other countries of the world, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b)); and

(e) such Grantor shall (i) execute and deliver to the Administrative Agent a Patent Security Agreement or a Trademark Security Agreement in the form of Exhibit A and Exhibit B, as applicable, concurrently with the delivery of the Compliance Certificate by the Company with respect to fiscal quarters ending June and December with respect to any Patent or any Trademark and (ii) execute and deliver to the Administrative Agent a Copyright Security Agreement in the form of Exhibit C (A) promptly, but within fifteen (15) days, after it obtains an ownership interest or an exclusive license in any material Copyright and (B) within thirty (30) days after the end of each fiscal year if it obtains an ownership interest or an exclusive license in any other Copyright, and, in each case, such Grantor shall execute and deliver to the Administrative Agent any other document required to acknowledge or register, record or perfect the Administrative Agent’s interest in any part of such item of Intellectual Property unless such Grantor shall determine in good faith using its commercially reasonable business judgment (with the consent of the Administrative Agent) that any such Intellectual Property is not material and is of negligible economic value to such Grantor.

SECTION 4.6. As to Letter-of-Credit Rights.

(a) Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Administrative Agent, intends to (and hereby does) collaterally assign to the Administrative Agent its rights (including its contingent rights ) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee. Such Grantor will promptly use its best efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance satisfactory to the Administrative Agent and deliver written evidence of such consent to the Administrative Agent.

(b) Upon the occurrence and during the continuance of an Event of Default, such Grantor will, promptly upon request by the Administrative Agent, (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated person with respect to each of the letters of credit issued in favor of such Grantor that the Proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent and (ii) arrange for the Administrative Agent to become the transferee beneficiary of such letter of credit.

SECTION 4.7. As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the Termination Date, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Administrative Agent a supplement in form and substance reasonably satisfactory to the Administrative Agent, together with all supplements to schedules thereto identifying such new Commercial Tort Claims and take all such action reasonably requested by the Administrative Agent to grant to the Administrative Agent and perfect a security interest in such Commercial Tort Claim.

SECTION 4.8. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with such Grantor that the Administrative Agent will arrange, pursuant to procedures reasonably satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

SECTION 4.9. Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will:

(a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent;

(b) file (and hereby authorize the Administrative Agent to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be reasonably necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

(c) furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral; and to make all relevant filings with the United States Patent and Trademark Office, the United States Copyright Office and corresponding offices in other countries of the world in respect of the Intellectual Property Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by Law. Each Grantor hereby authorizes the Administrative Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

ARTICLE V

THE ADMINISTRATIVE AGENT

SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;

(c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

(d) to perform the affirmative obligations of such Grantor hereunder.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for:

(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters; or

(b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.3. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of (a) any of the Collateral in its physical possession, if it handles the custody and preservation of the Collateral in the same manner as it deals with similar property for its own account and (b) any other Collateral, if it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI

REMEDIES

SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:

(i) take possession of any Collateral not already in its possession without demand and without legal process;

(ii) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties;

(iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process;

(iv) deliver any notice of exclusive control under any Control Agreement; and

(v) without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten days’ prior written notice (unless an Event of Default pursuant to clause (f) of the definition thereof shall have occurred, in which case, no such notice shall be required) to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as set forth in Section 8.03 of the Credit Agreement.

(c) The Administrative Agent may:

(i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder;

(ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder;

(iii) withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;

(iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(v) endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral;

(vi) take control of any Proceeds of the Collateral; and

(vii) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

(d) Without limiting the foregoing, in respect of the Intellectual Property Collateral:

(i) upon the request of the Administrative Agent, each Grantor shall execute and deliver to the Administrative Agent an assignment or assignments of the Intellectual Property Collateral, subject (in the case of any licenses thereunder) to any valid and enforceable requirements to obtain consents from any third parties, and such other documents as are necessary or appropriate to carry out the intent and purposes hereof;

(ii) each Grantor agrees that the Administrative Agent may file applications and maintain registrations for the protection of the Intellectual Property Collateral and/or bring suit in the name of such Grantor, the Administrative Agent or any Secured Party to enforce the Intellectual Property Collateral and any licenses thereunder and, upon the request of the Administrative Agent, each Grantor shall use all commercially reasonable efforts to assist with such filing or enforcement (including the execution of relevant documents); and

(iii) in the event that the Administrative Agent elects not to make any filing or bring any suit as set forth in clause (ii), each Grantor shall, upon the request of Administrative Agent, use all commercially reasonable efforts, whether through making appropriate filings or bringing suit or otherwise, to protect, enforce and prevent the infringement, misappropriation, dilution, unauthorized use or other violation of the Intellectual Property Collateral.

Notwithstanding the foregoing provisions of this Section 6.1, for the purposes of this Section 6.1, “Collateral” and “Intellectual Property Collateral” shall include any “intent to use” trademark application only to the extent (i) that the business of such Grantor, or portion thereof, to which that mark pertains is also included in the Collateral and (ii) that such business is ongoing and existing.

SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral that are Equity Interests pursuant to Section 6.1, each Grantor agrees that, upon request of the Administrative Agent, each Grantor will, at its own expense:

(a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b) use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

(c) cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Law.

(e) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in this Section and consequently agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as reasonably determined by the Administrative Agent) of such Collateral on the date the Administrative Agent shall demand compliance with this Section.

SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4. Protection of Collateral. The Administrative Agent may from time to time, at its option, (a) perform any act required under this Agreement or otherwise necessary to carry out the intent and purpose of this Agreement which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and (b) take any other action which the Administrative Agent deems reasonably necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein and, in each case, the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to and consistent with Section 10.04 of the Credit Agreement.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof. To the extent of any conflict between the terms contained in this Security Agreement and the terms contained in the Credit Agreement, the terms of the Credit Agreement shall control.

SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that no Grantor may (unless otherwise permitted under the terms of the Credit Agreement or this Security Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

SECTION 7.3. Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.01 of the Credit Agreement) and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Grantor, in care of the Company) specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)), without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Termination Date, this Agreement and all obligations of each Grantor hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party. Upon the consummation of any transaction or termination permitted by the Credit Agreement, the Administrative Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 7.6. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto (the “Security Agreement Supplement”), such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

SECTION 7.7. No Waiver; Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided and under each other Loan Document are cumulative and not exclusive of any remedies provided by Law

SECTION 7.8. Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

SECTION 7.9. Severability. If any provision of this Security Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Security Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.10. Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. EACH FOREIGN OBLIGOR HEREBY IRREVOCABLY APPOINTS THE COMPANY, AS ITS AUTHORIZED AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT AND CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY SUCH COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO SUCH AGENT AT SUCH ADDRESS, AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW: (I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (II) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. IF ANY AGENT APPOINTED BY ANY PERSON PARTY HERETO REFUSES TO ACCEPT SERVICE, SUCH PERSON HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL UPON RECEIPT CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY OTHER PERSON PARTY HERETO TO BRING PROCEEDINGS AGAINST SUCH PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 7.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.12. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 7.13. Security Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Administrative Agent for its benefit and the ratable benefit of the other Secured Parties, each Grantor and the Administrative Agent hereby agree that the terms and provisions of this Security Agreement in respect of any Collateral subject to the pledge or other Lien of any other Security Agreement (as defined in the Credit Agreement) are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Administrative Agent and the other Secured Parties under such other Security Agreement (as defined in the Credit Agreement) and under applicable Law to the extent consistent with applicable Law; provided that, in the event that the terms of this Security Agreement conflict or are inconsistent with the applicable other Security Agreement (as defined in the Credit Agreement) or applicable Law governing such other Security Agreement (as defined in the Credit Agreement), (a) to the extent that the provisions of such other Security Agreement (as defined in the Credit Agreement) or applicable foreign Law are, under applicable foreign Law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such foreign pledge agreement, the terms of such other Security Agreement (as defined in the Credit Agreement) or such applicable Law shall be controlling and (b) otherwise, the terms hereof shall be controlling.

IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge and Security Agreement to be duly executed and delivered by its Responsible Officer as of the date first written above.

AMERIGON INCORPORATED

By:
Name: Title:

AMERIGON EUROPE GMBH

By:
Name: Title:

BSST LLC

By:
Name: Title:

ZT PLUS, LLC

By:
Name: Title:

Pledge and Security Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name: Title:

Pledge and Security Agreement

*SCHEDULE I

to Security Agreement

*SCHEDULE II

to Security Agreement

*SCHEDULE III

to Security Agreement

*SCHEDULE IV

to Security Agreement

*SCHEDULE V

to Security Agreement

*SCHEDULE VI

to Security Agreement

*The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

EXHIBIT A

to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of March [    ], 2011 (this “Agreement”), is made by [NAME OF GRANTOR], a ________ _______ (the “Grantor”), in favor of BANK OF AMERICA, N.A., as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Amerigon Incorporated, a Michigan corporation and Amerigon Europe GmbH, a German limited liability company, the various financial institutions and other Persons from time to time party thereto, as lenders and the Administrative Agent, the Lenders have extended Commitments to make Loans to and maintain Loans with the Company and Amerigon Germany;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to Section 4.5(e) of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest throughout the world, whether now or hereafter existing or acquired by the Grantor, in and to the following (Patent Collateral”):

(a) inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing, including all reissues, divisionals, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing (“Patents”), including each Patent and Patent application referred to in Item A of Schedule I;

(b) all Patent licenses, and other agreements for the grant by or to such Grantor of any right to use any items of the type referred to in clause (a) above (each a “Patent License”), including each Patent License referred to in Item B of Schedule I, to the extent permitted by any such Patent License;

(c) the right to sue third parties for past, present and future infringements of any Patent or Patent application, and for breach or enforcement of any Patent License; and

(d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

Notwithstanding the foregoing, Patent Collateral shall not include those items set forth in clauses (i) through (iii) of Section 2.1 of the Security Agreement.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Waiver, etc. The Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Agreement and the Security Agreement and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Grantor or any other Person (including any other Grantor) or entity or any Collateral securing the Obligations, as the case may be. As provided below, this Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York.

SECTION 5. Release of Liens; Termination of Agreement. Upon (a) the Disposition of Patent Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Patent Collateral (in the case of clause (a)) or (ii) all Patent Collateral (in the case of clause (b)), without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Termination Date, this Agreement and all obligations of each Grantor hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party. A Grantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary of the Company and any of its Subsidiaries. Upon

any such Disposition, other permitted transaction or termination, the Administrative Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 6. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 7. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 8. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Responsible Officer as of the date first written above.

[NAME OF GRANTOR]

By:
Name: Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name: Title:

SCHEDULE I

to Patent Security Agreement

Item A.	Patents

Country	Patent No.	Issued Patents Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications In Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B.	Patent Licenses

Country or Territory	Patent	Licensor	Licensee	Effective Date	Expiration Date

EXHIBIT B

to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of March [__], 2011 (this “Agreement”), is made by [NAME OF GRANTOR], a ________ _______ (the “Grantor”), in favor of BANK OF AMERICA, N.A., as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Amerigon Incorporated, a Michigan corporation and Amerigon Europe GmbH, a German limited liability company, the various financial institutions and other Persons from time to time party thereto, as lenders and the Administrative Agent, the Lenders have extended Commitments to make Loans to and maintain Loans with the Company and Amerigon Germany;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to Section 4.5(e) of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest throughout the world, whether now or hereafter existing or acquired by the Grantor, in and to the following (the “Trademark Collateral”):

(a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and corresponding offices in other countries of the world or otherwise, and all common-Law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as “Trademarks”), including those Trademarks referred to in Item A of Schedule I;

(b) all Trademark licenses and other agreements for the grant by or to such Grantor of any right to use any Trademark (each a “Trademark License”), including each Trademark License referred to in Item B of Schedule I, to the extent permitted by such Trademark License;

(c) all of the goodwill of the business connected with the use of, and symbolized by the Trademarks described in clause (a) and, to the extent applicable, clause (b);

(d) the right to sue third parties for past, present and future infringements or dilution of the Trademarks described in clause (a) and, to the extent applicable, clause (b) or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark License; and

(e) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

Notwithstanding the foregoing, Trademark Collateral shall not include those items set forth in clauses (i) through (iii) of Section 2.1 of the Security Agreement.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Waiver, etc. The Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Agreement and the Security Agreement and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Grantor or any other Person (including any other Grantor) or entity or any Collateral securing the

Obligations, as the case may be. As provided below, this Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York.

SECTION 5. Release of Liens; Termination of Agreement. Upon (a) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Trademark Collateral (in the case of clause (a)) or (ii) all Trademark Collateral (in the case of clause (b)), without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Termination Date, this Agreement and all obligations of each Grantor hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party. A Grantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary of the Company and any of its Subsidiaries. Upon any such Disposition, other permitted transaction or termination, the Administrative Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 6. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 7. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 8. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by Responsible Officer as of the date first written above.

[NAME OF GRANTOR]

By:
Name: Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name: Title:

SCHEDULE I

to Trademark Security Agreement

Item A.	Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications In Preparation

Country	Trademark	Docket No.	Expected Filing Date	Products/ Services

Item B.	Trademark Licenses

Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

EXHIBIT C

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of March [__], 2011 (this “Agreement”), is made by [NAME OF GRANTOR], a ________ _______ (the “Grantor”), in favor of BANK OF AMERICA, N.A., as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Amerigon Incorporated, a Michigan corporation and Amerigon Europe GmbH, a German limited liability company, the various financial institutions and other Persons from time to time party thereto, as lenders and the Administrative Agent, the Lenders have extended Commitments to make Loans to and maintain Loans with the Company and Amerigon Germany;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to Section 4.5(e) of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor’s right, title and interest throughout the world, whether now or hereafter existing or acquired by the Grantor, in and to the following (the “Copyright Collateral”):

(a) all copyrights, registered or unregistered and whether published or unpublished, now or hereafter in force including copyrights registered in the United States Copyright Office and corresponding offices in other countries of the world, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation and all extensions and renewals of the foregoing (“Copyrights”), including the Copyrights which are the subject of a registration or application referred to in Item A of Schedule I;

(b) all express or implied Copyright licenses and other agreements for the grant by or to such Grantor of any right to use any items of the type referred to in clause (a) above (each a “Copyright License”), including each Copyright License referred to in Item B of Schedule I, to the extent permitted by such Copyright License;

(c) the right to sue for past, present and future infringements of any of the Copyrights owned by such Grantor, and for breach or enforcement of any Copyright License and all extensions and renewals of any thereof; and

(d) all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

Notwithstanding the foregoing, Copyright Collateral shall not include those items set forth in clauses (i) through (iii) of Section 2.1 of the Security Agreement.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Waiver, etc. The Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Agreement and the Security Agreement and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Grantor or any other Person (including any other Grantor) or entity or any Collateral securing the Obligations, as the case may be. As provided below, this Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York

SECTION 5. Release of Liens; Termination of Agreement. Upon (a) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Copyright Collateral (in the case of clause (a)) or (ii) all Copyright Collateral (in the case of clause (b)), without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Termination Date, this Agreement and all obligations of each Grantor hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party. A Grantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary of the Company and any of its Subsidiaries. Upon any such Disposition, other permitted transaction or termination, the Administrative Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 6. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 7. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 8. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Responsible Officer as of the date first written above.

[NAME OF GRANTOR]

By:
Name: Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name: Title:

SCHEDULE I

to Copyright Security Agreement

Item A.	Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications In Preparation

Country	Docket No.	Expected Filing Date	Author(s)	Title

Item B.	Copyright/Mask Work Licenses(including an indication of exclusive Licenses for U.S. registered Copyrights)

Country or Territory	Copyright	Licensor	Licensee	Effective Date	Expiration Date

ANNEX I

to Security Agreement

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of ____________ ___, _____ (this “Supplement”), is to the Pledge and Security Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of BANK OF AMERICA, N.A., as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Amerigon Incorporated, a Michigan corporation and Amerigon Europe GmbH, a German limited liability company, the various financial institutions and other Persons from time to time party thereto, as lenders and the Administrative Agent, the Lenders have extended Commitments to make Loans to and maintain Loans with the Company and Amerigon Germany;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lenders to continue to make Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.

SECTION 1. Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) creates and grants to the Administrative Agent, its successors and assigns, a security interest in all of the undersigned’s right, title and interest in and to the Collateral), (b) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (c) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.

SECTION 2. Representations. Each of the undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

SECTION 3. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 4. Incorporation. The provisions of Sections 7.7 thru 7.12, inclusive, of the Security Agreement are incorporated into this Supplement as if fully set forth herein, mutatis mutandi; provided that (a) references to any Grantor shall be deemed to be references to the undersigned and (b) references to the Security Agreement shall be deemed to be references to this Supplement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Responsible Officer as of the date first written above.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name: Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name: Title:

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES: BANK OF AMERICA, N.A., as Administrative Agent

By:
Name: Title: